UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2017

BIOHITECH GLOBAL, INC.

(formerly known as Swift Start Corp.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-233496
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 1, 2017, BioHiTech Global, Inc. (the “Registrant”) and its wholly-owned subsidiary E.N.A. Renewables LLC, entered into a Technology License Agreement (the “License Agreement”) with Entsorgafin S.p.A. (“Entsorga”) whereby the Registrant acquired a license for the design, development construction, installation and operation of a High Efficiency Biological Treatment (“HEBioT”) renewable waste facility with a capacity of 165,000 tons per year. The HEBioT technology converts mixed municipal and organic waste to a US Environmental Protection Agency recognized alternative fuel source.

The royalty payment for the license amounted to $6,019,200, which was comprised of 1,035,905 shares (the “Shares”) of the Registrant’s common stock, par value $0.0001 per share (the “Common Stock”) and cash in an amount up to $839,678.40 for payment of Entsorga’s withholding taxes in the Unites States and Italy.

The Registrant also entered into a Registration Rights Agreement with Entsorga whereby the Registrant granted Entsorga certain piggy-back and demand registration rights with respect to the Shares.

The foregoing description of the terms and conditions of the Agreement and the Registration Rights Agreement is only a summary and is qualified in its entirety by the full text of the Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference in this Item 1.01 and Items 2.01 and 3.02.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information required to be disclosed in this Item 2.01 is incorporated herein by reference from Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information required to be disclosed in this Item 3.02 is incorporated herein by reference from Item 1.01.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. Each of the offerings was made to an “accredited investor” (as defined by Rule 501 under the Securities Act). In addition, the sale of securities did not involve a public offering; the Registrant made no solicitation in connection with the sale other than communications with the investor; the Registrant obtained representations from the investor regarding its investment intent, experience and sophistication; and the investor either received or had access to adequate information about the Registrant in order to make an informed investment decision.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Technology License Agreement dated November 1, 2017 between BioHiTech Global, Inc., E.N.A. Renewables LLC and Entsorgafin S.p.A.
10.2	Registration Rights Agreement dated November 1, 2017 between BioHiTech Global, Inc. and Entsorgafin S.p.A.
99.1	Press Release dated November 2, 2017

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

Date: November 2, 2017	BIOHITECH GLOBAL, INC.

	By:	/s/ Frank E. Celli
Name: Frank E. Celli
Title: Chief Executive Officer